January 1, 2008

Fund Profile

T. Rowe Price

International Stock Fund

A stock fund seeking long-term capital growth through investments in non-U.S. companies.

This profile summarizes key information about the fund that is included in the fund`s prospectus. The fund`s prospectus includes additional information about the fund, including a more detailed description of the risks associated with investing in the fund that you may want to consider before you invest. You may obtain the prospectus and other information about the fund at no cost by calling 1-800-638-5660 or by visiting our Web site at
troweprice.com.

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Fund Profile

T. Rowe Price International Funds, Inc.

T. Rowe Price International Stock Fundxd1 PRITX

What is the fund`s objective?

The fund seeks long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies.

What is the fund`s principal investment strategy?

The fund expects to invest substantially all of its assets in stocks outside the U.S. and to diversify broadly among developed and emerging countries throughout the world. Stock selection reflects a growth style. We may purchase the stocks of companies of any size, but our focus will typically be on large and, to a lesser extent, medium-sized companies. Normally, at least 80% of the fund`s net assets will be invested in stocks.

T. Rowe Price International, Inc. (T. Rowe Price International), employs a global team of investment analysts dedicated to in-depth fundamental research in an effort to identify companies capable of achieving and sustaining above-average, long-term earnings growth. We seek to purchase stocks of such companies at reasonable prices in relation to present or anticipated earnings, cash flow, or book value, and valuation factors often influence our allocations among large-, mid-, or small-cap shares.

While we invest with an awareness of the global economic backdrop and our outlook for industry sectors and individual countries, bottom-up stock selection is the focus of our decision-making. Country allocation is driven largely by stock selection, though we may limit investments in markets that appear to have poor overall prospects.

In selecting stocks, we generally favor companies with one or more of the following characteristics:

  leading market position;

  attractive business niche;

  strong franchise or monopoly;

  technological leadership or proprietary advantages;

  seasoned management;

  earnings growth and cash flow sufficient to support growing dividends; and

  healthy balance sheet with relatively low debt.

  While the fund invests primarily in common stocks, it may also purchase other securities, including futures and options, in keeping with the fund`s objective.

  The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

  Fund Profile

  Certain investment restrictions, such as a required minimum or maximum investment in a particular type of security, are measured at the time the fund purchases a security. The status, market value, maturity, credit quality, or other characteristics of the fund`s securities may change after they are purchased, and this may cause the amount of the fund`s assets invested in such securities to exceed the stated maximum restriction or fall below the stated minimum restriction. If any of these changes occur, it would not be considered a violation of the investment restriction. However, purchases by the fund during the time it is above or below the stated percentage restriction would be made in compliance with applicable restrictions.

  Further information about the fund`s investments, including a review of market conditions and fund strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of these documents, call 1-800-638-5660. These documents are also available at troweprice.com.

  What are the main risks of investing in the fund?

  Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Even investments in countries with highly developed economies are subject to significant risks. Some particular risks affecting this fund include the following:

  Currency risk  This refers to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on a fund`s holdings can be significant, unpredictable, and long-lasting, depending on the currencies represented in the portfolio and how each one appreciates or depreciates in relation to the U.S. dollar and whether currency positions are hedged. Under normal conditions, the fund does not engage in extensive foreign currency hedging programs. Further, exchange rate movements are volatile, and it is not possible to effectively hedge the currency risks of many developing countries.

  Geographic risk  The economies and financial markets of certain regionsxd0 such as Latin America and Asiaxd0 can be interdependent and may all decline at the same time.

  Emerging market risk  To the extent the fund invests in emerging markets, it is subject to greater risk than a fund investing only in developed markets. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Fund performance will likely be hurt by exposure to nations in the midst of hyperinflation, currency devaluation, trade disagreements, sudden political upheaval, or interventionist government policies. Significant buying or selling by a few major investors may

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  Fund Profile

  also heighten the volatility of emerging markets. These factors make investing in such countries significantly riskier than in other countries and any one of them could cause the fund`s share price to decline.

  Other risks of foreign investing  Risks can result from varying stages of economic and political development, differing regulatory environments, trading days, and accounting standards, uncertain tax laws, and higher transaction costs of non-U.S. markets. Investments outside the United States could be subject to governmental actions such as capital or currency controls, nationalization of a company or industry, expropriation of assets, or imposition of high taxes.

  While certain countries have made progress in economic growth, liberalization, fiscal discipline, and political and social stability, there is no assurance these trends will continue.

  Futures/options risk  To the extent the fund uses futures and options, it is exposed to additional volatility and potential losses.

  As with all stock funds, the fund`s share price can fall because of weakness in one or more of its primary equity markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in the fund may prove incorrect, resulting in losses or poor performance, even in rising markets.

  As with any mutual fund, there can be no guarantee the fund will achieve its objective.

  The fund`s share price may decline, so when you sell your shares, you may lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

  How can I tell if the fund is appropriate for me?

  Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. If you want to diversify your domestic stock portfolio by adding foreign investments, seek the long-term capital appreciation potential of growth stocks, and are comfortable with the risks that accompany foreign investments, the fund could be an appropriate part of your overall investment strategy.

  The fund can be used in both regular and tax-deferred accounts, such as IRAs.

  The fund should not represent your complete investment program or be used for short-term trading purposes.

  Fund Profile

  How has the fund performed in the past?

  The bar chart showing calendar year returns and the average annual total returns table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. Fund past returns (before and after taxes) are not necessarily an indication of future performance.

  The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

  In addition, the average annual total returns table shows hypothetical after-tax returns to suggest how taxes paid by the shareholder may influence returns. Actual after-tax returns depend on each investor`s situation and may differ from those shown. After-tax returns are not relevant if the shares are held in a tax-deferred account, such as a 401(k) or IRA. During periods of fund losses, the post-liquidation after-tax return may exceed the fund`s other returns because the loss generates a tax benefit that is factored into the result.

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  Fund Profile

  Table 1  Average Annual Total Returns
	Periods ended 12/31/07
	1 year	5 years	10 years
International Stock Fund
Returns before taxes	13.43%	18.65%	6.88%
Returns after taxes on distributions	10.63	17.82	5.94
Returns after taxes on distributions and sale of fund shares	10.68	16.35	5.66
MSCI All Country World Index ex-U.S.a	17.12	24.52	10.09
MSCI EAFE Index	11.63	22.08	9.04
Lipper International Large-Cap Growth Funds Average	14.30	18.82	6.58

  Returns are based on changes in principal value, reinvested dividends, and capital gain distributions, if any. Returns before taxes do not reflect effects of any income or capital gains taxes. Taxes are computed using the highest federal income tax rate. The after-tax returns reflect the rates applicable to ordinary and qualified dividends and capital gains effective in 2003. The returns do not reflect the impact of state and local taxes. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of fund shares assume the shares were sold at period-end and, therefore, are also adjusted for any capital gains or losses incurred by the shareholder. Market indexes do not include expenses, which are deducted from fund returns, or taxes.

  aThe new benchmark more closely matches the portfolio`s blend of holdings in developed and emerging markets, while the MSCI EAFE Index is focused exclusively on developed market companies.

  MSCI All Country World Index ex-U.S. measures equity market performance of developed and emerging countries, excluding the U.S.

  MSCI EAFE Index tracks the stocks of about 1,000 companies in Europe, Australasia, and the Far East (EAFE).

  What fees and expenses will I pay?

  The shares that are offered in this profile are 100% no load. However, the fund charges a 2.00% redemption fee, payable to the fund, on shares purchased and held for 90 days or less. There are no other fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b1 fees.

  Table 2  Fees and Expenses of the Fund*
Shareholder fees (fees paid directly from your investment)
Redemption fee	2.00%a
Annual fund operating expenses (expenses that are deducted from fund assets)
Management fee	0.66%
Other expenses	0.21%
Total annual fund operating expenses	0.87%

  *Redemption proceeds of less than $5,000 sent by wire are subject to a $5 fee paid to the fund. Accounts with less than a $2,000 balance (with certain exceptions) are subject to a $10 fee.

  aOn shares purchased and held for 90 days or less.

  Fund Profile

  Example.  The following table gives you an idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in this fund with that of other mutual funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, you invest $10,000, earn a 5% annual return, hold the investment for the following periods, and then redeem:

1 year	3 years	5 years	10 years
$89	$278	$482	$1,073

  Who manages the fund?

  T. Rowe Price International is responsible for the selection and management of fund portfolio investments. The U.S. office of T. Rowe Price International is located at 100 East Pratt Street, Baltimore, Maryland 21202.

  T. Rowe Price International has established an Investment Advisory Committee with respect to the fund. Robert W. Smith, Chairman, has day-to-day responsibility for managing the fund and developing and executing the fund`s investment program. Mr. Smith was appointed chairman of the committee in 2007. He joined T. Rowe Price Associates in 1992 and has been managing investments since 1987.

  To participants in employer-sponsored retirement plans: The following questions and answers about buying and selling shares and services do not apply to your plan. Please call your plan`s toll-free number for additional information.

  How can I purchase shares?

  Fill out the New Account Form and return it with your check in the postpaid envelope. The minimum initial purchase is $2,500 ($1,000 for IRAs and gifts or transfers to minors). The minimum subsequent investment is $100 ($50 for IRAs, gifts or transfers to minors, or Automatic Asset Builder). You can also open an account by bank wire, by exchanging from another T. Rowe Price fund, or by transferring assets from another financial institution.

  How can I sell shares?

  You may redeem or sell any portion of your account on any business day. Simply write to us or call. You can also access your account at any time via Tele*Access SM or our Web site. We offer convenient exchange among our entire family of domestic and international funds. Restrictions may apply in special circumstances, and some redemption requests need a signature guarantee.

  Fund Profile

  When will I receive income and capital gain distributions?

  The fund distributes income annually and net capital gains, if any, at year-end. For regular accounts, income and short-term gains are taxable at ordinary income rates, and long-term gains are taxable at the capital gains rate. Distributions are reinvested automatically in additional shares unless you choose another option, such as receiving a check. Distributions paid to IRAs and employer-sponsored retirement plans are automatically reinvested.

  What services are available?

  A wide range, including, but not limited to:

  retirement plans for individuals and large and small businesses;

  automated information and transaction services by telephone or computer;

  electronic transfers between fund and bank accounts;

  automatic investing and automatic exchange; and

  brokerage services, including cash management features.

  T. Rowe Price Associates, Inc.

  100 East Pratt Street

  Baltimore, MD 21202

  troweprice.com

  RPS F37-035

  T. Rowe Price Investment Services, Inc., Distributor.